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                                                                   EXHIBIT 24
                                                            POWER OF ATTORNEY

                               POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Thomas R. Carmody, W. C. Downer and Dawn M. Gray, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 to register under the Securities Act of 1933, as amended, 205,982 shares of Common Stock of American Business Products, Inc. relating to the Company's 1981 Stock Option Plan and 1993 Directors Stock Incentive Plan, to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        This 10th day of May 1994.


/s/ F. Duane Ackerman                      /s/ Robert W. Gundeck
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F. Duane Ackerman                          Robert W. Gundeck



/s/ John E. Aderhold
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John E. Aderhold                           Hollis L. Harris



/s/ W. Joseph Biggers                      /s/ W. Stell Huie
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W. Joseph Biggers                          W. Stell Huie



/s/ Thomas R. Carmody
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Thomas R. Carmody                          Thomas F. Keller



/s/ Henry Curtis VII
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Henry Curtis VII                           G. Harold Northrop



/s/ Herbert J. Dickson
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Herbert J. Dickson                         Marvin E. Schmalzried